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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 2002, included in Genome Therapeutics Corp. Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 29, 2002